[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential. Certain exhibits and schedules to these agreements have been omitted pursuant to Item 601 of Regulation S-K.

EXHIBIT 10.1

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED
JOINT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED JOINT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (this “Amendment”) is entered into as of December 12, 2023 (the “Amendment Effective Date”) by and between, on the one hand, Vertex Pharmaceuticals Incorporated, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, and Vertex Pharmaceuticals (Europe) Limited, a private limited liability company organized under the laws of England and Wales (together, “Vertex”) and, on the other hand, CRISPR Therapeutics AG, a corporation organized under the laws of Switzerland, CRISPR Therapeutics, Inc., a corporation organized under the laws of the state of Delaware, CRISPR Therapeutics Limited, a corporation organized under the laws of England and Wales, and TRACR Hematology Ltd, a UK limited company (collectively, “CRISPR”). Vertex and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.” This Amendment amends the Amended and Restated Joint Development and Commercialization Agreement, entered into as of April 16, 2021, between Vertex and CRISPR (the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Vertex has entered into a license agreement, dated December 12, 2023 with a third party that may benefit the activities contemplated under the Agreement.

WHEREAS, Vertex and CRISPR desire to amend the Agreement to, among other things, allocate certain costs under such license agreement.

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

AMENDMENTS

1.1.
Amendment Date. This Amendment will be effective as of the Amendment Effective Date.
1.2.
Other Out-of-Pocket Costs Definition. Section 1.89 shall be amended by deleting it in its entirety and substituting the following:

1.89 “Other Out-of-Pocket Costs” means [***]:

1.89.1
[***];
1.89.2
[***];
1.89.3
[***];
1.89.4
[***];

1.89.5
[***]; and
1.89.6
[***].
1.3.
New Definitions. Article 1 of the Agreement is hereby amended to include the following defined terms:

“Actual OPEX Deductions” means, with respect to a Calendar Year, the actual amount of OPEX Overage deducted against Net Profits in accordance with Section 10.7.3 for such Calendar Year.

“Adjustment Amount” means, for the applicable Calendar Year, a number equal to:

(i)
Either (A) [***]; or (B) [***]; plus
(ii)
Either (A) [***]; or (B) [***].

For clarity, the Adjustment Amount for a particular Calendar Year will not exceed [***] and the total Adjustment Amount for all Calendar Years will not exceed [***].

“Amendment Effective Date” means the effective date of that certain Amendment No 1 to the Amended and Restated Joint Development and Commercialization Agreement dated as of December 12, 2023.

“Applicable Annual Deduction Cap” means, with respect to each Calendar Year and without double counting, an amount equal to: (A) [***]; or (B) [***].

“Applicable Carryforward” means, with respect to a Calendar Year, and as may be increased in accordance with the definition of Applicable Annual Deduction Cap:

(a) if the Applicable Annual Deduction Cap for the immediately preceding Calendar Year is greater than the Base Annual Deduction Cap, an amount equal to:

(i) if the Actual OPEX Deductions for such preceding Calendar Year are less than or equal to the Base Annual Deduction Cap, the Applicable Annual Deduction Cap for such preceding Calendar Year minus the Base Annual Deduction Cap;

(ii) if the Actual OPEX Deductions for the immediately preceding Calendar Year are greater than the Base Annual Deduction but less than the Applicable Annual Deduction Cap, the Applicable Annual Deduction Cap for such preceding Calendar Year minus the Actual OPEX Deductions for such preceding Calendar Year; or

(iii) if the Actual OPEX Deductions for the immediately preceding Calendar Year are equal to the Applicable Annual Deduction Cap, Zero Dollars ($0); or

(b) if the Applicable Annual Deduction Cap for the immediately preceding Calendar Year is equal to the Base Annual Deduction Cap, Zero Dollars ($0).

For clarity, (A) the Applicable Carryforward for any Calendar Year will not exceed [***]; and (B) the Applicable Carryforward shall be [***].

“Base Annual Deduction Cap” means Twenty-Five Million Dollars ($25,000,000).

“[***]” means [***].

“License Agreement” means that certain license agreement, [***], as the same may be directly or indirectly amended, restated or modified by the parties thereto.

“License Agreement 2024 Base Annual Fee” means the base annual fee for 2024 described in Section [***] of the License Agreement and actually paid by Vertex thereunder but in no event more than [***].

“License Agreement Contingent Upfront Payment” means the contingent upfront payment described in Section [***] of the License Agreement and actually paid by Vertex thereunder but in no event more than [***].

“License Agreement Upfront Payment” means the upfront payment described in Section [***] of the License Agreement and actually paid by Vertex thereunder but in no event more than [***].

“Specified License Agreement Payments” means, collectively, the License Agreement 2024 Base Annual Fee and the License Agreement Contingent Upfront Payment.

1.4.
Amendment to Section 10.7.3. Section 10.7.3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

10.7.3 Payment. Subject to the limitations provided in this Section 10.7, payment to reconcile aggregate Net Profit or Net Loss, as applicable, across all Shared Products shall be made by the owing Party to the other Party within [***] days after such Reconciliation Report is complete; provided that, CRISPR shall be permitted, by written notice to Vertex within such [***]-day period, to defer payment of any OPEX Overage, and such OPEX Overage shall not be currently charged to or payable by CRISPR during or in respect of such Calendar Year and instead will be deducted from Net Profits payable thereafter to CRISPR for the Initial Shared Product, provided that, the maximum deduction against such Net Profits for any single Calendar Year for any and all deferred OPEX Overages shall be limited to the Applicable Annual Deduction Cap and, provided, further, that any portion of an OPEX Overage which is not deducted from such Net Profits by application of such cap for a Calendar Year shall be carried forward for deduction against future distributions of such Net Profits in future Calendar Years until such OPEX Overage amounts have been deducted in full. For the avoidance of doubt, the deductions contemplated by this Section 10.7.3 may only occur in a Calendar Year in which there is a Net Profit payable to CRISPR with respect to the Initial Shared Product.

1.5.
New Sections 10.7.4, 10.7.5 and 10.7.6. New Sections 10.7.4, 10.7.5 and 10.7.6 shall be added to the Agreement as follows:
10.7.4
License Agreement Upfront Payment. Notwithstanding the terms of the Agreement, CRISPR will reimburse Vertex for [***]% of the License Agreement Upfront Payment within [***] days after receipt by CRISPR of an invoice for such payment from Vertex. For the avoidance of doubt, (i) the License Agreement Upfront Payment shall be excluded from the definition of Other Out-of-Pocket Costs and will not be included in the calculation of Program Expenses, the use of the Annual OPEX Cap or the determination of OPEX Overage, and (ii) CRISPR shall have no obligation to make any payment to Vertex or any Third Party with respect to the License Agreement Upfront Payment other than as expressly provided in the first sentence of this Section 10.7.4.
10.7.5
All Other Payments Under the License Agreement. Vertex payments under Article [***] of the License Agreement other than the License Agreement Upfront Payment (including the base annual fees, the License Agreement Contingent Upfront Payment and any potential additional annual fees pursuant to Section [***] of the License Agreement) shall be included in the definition of [***] and, to the extent applicable, will be used in the calculation and use of the [***] and the calculation of the [***].
10.7.6
Portion of Specified License Agreement Payments Constitute [***]. Notwithstanding anything to the contrary set forth in the Agreement, the Parties acknowledge and agree that [***]% of the Specified License Agreement Payments (i.e., [***]) constitutes [***] for all purposes under the Agreement, whether paid in [***], [***] or thereafter, and that CRISPR shall have no obligation to make any payment to Vertex or any Third Party with respect thereto except as a deduction against Net Profits in accordance with Section 10.7.3.
10.8
Matters Relating to License Agreement. A new sentence shall be added to the end of Section 13.7.2 as follows:

Notwithstanding anything to the contrary in this Agreement, the Collaboration Agreement or any other agreement between Vertex and CRISPR, [***]. On or before the Amendment Effective Date, Vertex will deliver to CRISPR a true, correct and complete copy of the License Agreement and Vertex will confirm the same to CRISPR in writing. [***].

ARTICLE 2.

MISCELLANEOUS

2.1.
Effect of Amendment. The amendments set forth in this Amendment shall be deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall be read, taken and construed as one and the same agreement (including with respect to the provisions set forth in Article 19 (Miscellaneous) of the Agreement which shall, as applicable, be deemed to apply to this Amendment mutatis mutandis). This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.
2.2.
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document. Counterparts may be signed and delivered by digital transmission (e.g., .pdf), each of which will be binding when received by the applicable Party. The Parties may execute this Agreement by electronically transmitted signature and such electronically transmitted signature will be as effective as an original executed signature page.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

VERTEX PHARMACEUTICALS INCORPORATED	CriSpr Therapeutics AG
By: /s/ Charles Wagner Name: Charles Wagner Title: CFO	By: /s/ Samarth Kulkarni Name: Samarth Kulkarni, Ph.D. Title: Chief Executive Officer
VERTEX PHARMACEUTICALS (EUROPE) LIMITED	CRISPR THERAPEUTICS LIMITED
By: /s/ Jon Oppenheim Name: Jon Oppenheim Title: Director	By: /s/ Samarth Kulkarni Name: Samarth Kulkarni, Ph.D. Title: Authorized Representative
CRISPR THERAPEUTICS, INC.
By: /s/ Samarth Kulkarni
Name: Samarth Kulkarni, Ph.D.
Title: President & Chief Executive Officer
TRACR HEMATOLOGY LTD. By: /s/ Samarth Kulkarni
Name: Samarth Kulkarni, Ph.D.
Title: Authorized Representative

[Signature Page to Amendment No. 1 to the A&R Joint Development and Commercialization Agreement]